Supplemental Information
for the Quarter Ended September 30, 2015

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 35 geographically diverse enclosed malls, encompassing over 24.1 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Brian Harper	Chief Operating Officer
Susan Elman	Executive Vice President, General Counsel
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Bank of America/Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Barclays Capital	Ross Smotrich	ross.smotrich@barcap.com	(212) 526-2306
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 325-7269
Green Street Advisors	Daniel Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
KeyBanc	Todd Thomas	tthomas@key.com	(917) 368-2286
RBC	Richard Moore	rich.moore@rbccm.com	(440) 715-2646
Stifel Nicolaus	Nathan Isbee	isbeen@stifel.com	(443) 224-1346

Dividend

•	The Board of Directors declared a common stock dividend of $0.18 per share payable on January 29, 2016 to stockholders of record on January15, 2016.

Common Share Trading Statistics

	September 30, 2015	June 30, 2015	March 31, 2015
High	$18.19	$19.44	$21.17
Low	$15.15	$16.01	$17.18
Close	$15.58	$16.35	$18.96
Volume	12,721,400	11,173,200	15,911,500

Q3 2015 Supplemental Package	3

Shares Outstanding

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Total common shares outstanding	58,022,217	57,742,605	58,022,217	57,742,605
Net number of common shares issuable assuming exercise of stock options (1)	183,413	259,630	292,786	310,889
Total common shares - diluted	58,205,630	58,002,235	58,315,003	58,053,494
Weighted average common shares outstanding - diluted (FFO)(2)	58,194,064	58,002,235	58,121,349	58,053,494
Weighted average common shares outstanding - basic (GAAP)(3)	57,930,453	57,519,412	57,756,035	57,062,578
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	57,930,453	57,519,412	58,121,349	57,062,578

(1) Based upon the weighted average stock price for the three and nine months ended September 30, 2015.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and nine months ended September 30, 2015 and 2014.
(4) Dilutive shares are excluded, with the exception of the period for the nine months ended September 30, 2015, as the Company was in a net loss from continuing operations position and their effects were anti-dilutive.

Q3 2015 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	September 30, 2015 (Unaudited)	December 31, 2014

Assets:
Investment in real estate:
Land	$378,855	$371,363
Buildings and equipment	1,964,294	1,820,072
Less accumulated depreciation	(222,050)	(189,838)
Net investment in real estate	2,121,099	2,001,597
Cash and cash equivalents	6,277	14,308
Restricted cash	40,521	48,055
Accounts receivable, net	36,979	35,492
Deferred expenses, net	52,584	52,611
Prepaid expenses and other assets, net	52,145	62,690
Assets of property held for sale	—	55,647
Total assets	$2,309,605	$2,270,400

Liabilities:
Mortgages, notes and loans payable, net	$1,637,430	$1,584,499
Accounts payable and accrued expenses, net	123,655	113,976
Liabilities of property held for sale	—	38,590
Total liabilities	1,761,085	1,737,065

Commitments and contingencies	—	—

Equity:
Preferred Stock (1)	—	—
Common stock (2)	580	578
Additional paid-in capital	654,304	679,275
Accumulated deficit	(120,463)	(162,881)
Accumulated other comprehensive loss	(1,809)	(482)
Total stockholders' equity	532,612	516,490
Non-controlling interest	15,908	16,845
Total equity	548,520	533,335
Total liabilities and equity	$2,309,605	$2,270,400

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2015 and December 31, 2014.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 58,084,620 issued and 58,022,217 outstanding as of September 30, 2015 and 57,748,141 issued and 57,743,981 outstanding as of December 31, 2014.

Q3 2015 Supplemental Package	5

Financial Overview

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended		Nine Months Ended
(In thousands, except per share amounts)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)
Revenues:
Minimum rents	$52,035	$51,817	$154,339	$144,608
Tenant recoveries	19,069	20,518	57,910	58,430
Overage rents	881	726	3,204	2,664
Other	1,568	1,722	5,070	4,711
Total revenues	73,553	74,783	220,523	210,413
Expenses:
Property operating costs	17,537	18,639	51,502	52,535
Real estate taxes	5,694	7,287	20,049	19,553
Property maintenance costs	1,864	2,394	7,558	8,170
Marketing	419	572	1,357	1,653
Provision for doubtful accounts	759	271	1,317	659
General and administrative	6,327	6,132	19,685	18,613
Provision for impairment	—	10,665	2,900	10,665
Depreciation and amortization	22,856	27,130	72,719	71,593
Other	1,254	1,371	5,205	2,631
Total operating expenses	56,710	74,461	182,292	186,072
Operating income	16,843	322	38,231	24,341

Interest income	4	34	18	310
Interest expense	(18,110)	(26,592)	(54,745)	(63,239)
Gain (loss) on extinguishment of debt	(67)	—	26,827	—
Provision for income taxes	(82)	(136)	(509)	(383)
Income (loss) from continuing operations before gain on sale of real estate assets	(1,412)	(26,372)	9,822	(38,971)
Gain on sale of real estate assets	—	—	32,496	—
Income (loss) from continuing operations	$(1,412)	$(26,372)	$42,318	$(38,971)
Discontinued operations	—	—	—	—
Net income (loss)	(1,412)	(26,372)	42,318	(38,971)
Net (income) loss attributable to non-controlling interest	110	(194)	100	(194)
Net income (loss) attributable to Rouse Properties Inc.	$(1,302)	$(26,566)	$42,418	$(39,165)

Net income (loss) per share attributable to Rouse Properties Inc. - Basic(1)	$(0.02)	$(0.46)	$0.73	$(0.69)

Net income (loss) per share attributable to Rouse Properties Inc. - Diluted (2)	$(0.02)	$(0.46)	$0.73	$(0.69)

Dividends declared per share	$0.18	$0.17	$0.54	$0.51

Other comprehensive income (loss):
Net income (loss)	$(1,412)	$(26,372)	$42,318	$(38,971)
Other comprehensive loss:
Unrealized gain (loss) on financial instrument	(1,091)	425	(1,327)	(230)
Comprehensive income (loss)	$(2,503)	$(25,947)	$40,991	$(39,201)
(1) Calculated using weighted average number of shares of 57,930,453 and 57,519,412 for the three months ended September 30, 2015 and 2014, respectively, and 57,756,035 and 57,062,578 for the nine months ended September 30, 2015 and 2014, respectively.
(2)Calculated using weighted average number of shares of 57,930,453 and 57,519,412 for the three months ended September 30, 2015 and 2014, respectively, and 58,121,349 and 57,062,578 for the nine months ended September 30, 2015 and 2014, respectively,

Q3 2015 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	September 30, 2015					September 30, 2014
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$52,035	$(1,078)	$50,957	$980	$51,937	$51,817	$(369)	$51,448	$2,347	$53,795
Tenant recoveries	19,069	(383)	18,686	—	18,686	20,518	(121)	20,397	—	20,397
Overage rents	881	11	892	—	892	726	(2)	724	—	724
Other	1,568	(24)	1,544	—	1,544	1,722	(2)	1,720	—	1,720
Total revenues	73,553	(1,474)	72,079	980	73,059	74,783	(494)	74,289	2,347	76,636
Operating Expenses:
Property operating costs (3)	17,537	(281)	17,256	(39)	17,217	18,639	(60)	18,579	(39)	18,540
Real estate taxes	5,694	(214)	5,480	—	5,480	7,287	(59)	7,228	—	7,228
Property maintenance costs	1,864	(20)	1,844	—	1,844	2,394	(5)	2,389	—	2,389
Marketing	419	(11)	408	—	408	572	—	572	—	572
Provision for doubtful accounts	759	(43)	716	—	716	271	—	271	—	271
Total operating expenses	26,273	(569)	25,704	(39)	25,665	29,163	(124)	29,039	(39)	29,000

Net operating income	47,280	(905)	46,375	1,019	47,394	45,620	(370)	45,250	2,386	47,636

General and administrative (4)(5)	6,327	—	6,327	(5)	6,322	6,132	—	6,132	(35)	6,097
Other (6)	1,254	—	1,254	(1,254)	—	1,371	—	1,371	(1,371)	—
Subtotal	39,699	(905)	38,794	2,278	41,072	38,117	(370)	37,747	3,792	41,539

Interest income	4	—	4	—	4	34	—	34	—	34
Interest expense
Amortization and write-off of market rate adjustments	272	—	272	(272)	—	(7,129)	—	(7,129)	7,129	—
Amortization and write-off of deferred financing costs	(1,750)	—	(1,750)	1,750	—	(1,267)	—	(1,267)	1,267	—
Debt extinguishment costs	—	—	—	—	—	(259)	—	(259)	259	—
Interest on debt	(16,632)	365	(16,267)	—	(16,267)	(17,937)	78	(17,859)	—	(17,859)
Provision for income taxes	(82)	—	(82)	82	—	(136)	—	(136)	136	—
Funds from operations	$21,511	$(540)	$20,971	$3,838	$24,809	$11,423	$(292)	$11,131	$12,583	$23,714
Funds from operations per share - basic (7)					$0.43					$0.41
Funds from operations per share - diluted (8)					$0.43					$0.41
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(408) and $(97), above / below market lease amortization of $1,299 and $2,433 and tenant inducement amortization of $89 and $11 for the three months ended September 30, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 and $39 for the three months ended September 30, 2015 and 2014, respectively.
(4) General and administrative costs include $710 and $960 of non-cash stock compensation expense for the three months ended September 30, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $5 and $35 for the three months ended September 30, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock of 57,930,453 and 57,519,412 for the three months ended September 30, 2015 and 2014, respectively.
(8) Assumes 58,194,064 and 58,002,235 diluted shares of common stock for the three months ended September 30, 2015 and 2014, respectively.

Q3 2015 Supplemental Package	7

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Nine Month Period Ended

	September 30, 2015					September 30, 2014
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$154,339	$(3,178)	$151,161	$4,875	$156,036	$144,608	$(369)	$144,239	$8,666	$152,905
Tenant recoveries	57,910	(1,045)	56,865	—	56,865	58,430	(121)	58,309	—	58,309
Overage rents	3,204	(33)	3,171	—	3,171	2,664	(2)	2,662	—	2,662
Other	5,070	(60)	5,010	—	5,010	4,711	(2)	4,709	—	4,709
Total revenues	220,523	(4,316)	216,207	4,875	221,082	210,413	(494)	209,919	8,666	218,585
Operating Expenses:
Property operating costs (3)	51,502	(809)	50,693	(116)	50,577	52,535	(60)	52,475	(106)	52,369
Real estate taxes	20,049	(568)	19,481	—	19,481	19,553	(59)	19,494	—	19,494
Property maintenance costs	7,558	(99)	7,459	—	7,459	8,170	(5)	8,165	—	8,165
Marketing	1,357	(31)	1,326	—	1,326	1,653	—	1,653	—	1,653
Provision for doubtful accounts	1,317	16	1,333	—	1,333	659	—	659	—	659
Total operating expenses	81,783	(1,491)	80,292	(116)	80,176	82,570	(124)	82,446	(106)	82,340

Net operating income	138,740	(2,825)	135,915	4,991	140,906	127,843	(370)	127,473	8,772	136,245

General and administrative (4)(5)	19,685	—	19,685	(14)	19,671	18,613	—	18,613	(56)	18,557
Other (6)	5,205	—	5,205	(5,205)	—	2,631	—	2,631	(2,631)	—
Subtotal	113,850	(2,825)	111,025	10,210	121,235	106,599	(370)	106,229	11,459	117,688

Interest income	18	—	18	—	18	310	—	310	—	310
Interest expense
Amortization and write-off of market rate adjustments	516	—	516	(516)	—	(9,015)	—	(9,015)	9,015	—
Amortization and write-off of deferred financing costs	(3,400)	—	(3,400)	3,400	—	(3,420)	—	(3,420)	3,420	—
Debt extinguishment costs	—	—	—	—	—	(259)	—	(259)	259	—
Interest on debt	(51,861)	1,083	(50,778)	—	(50,778)	(50,545)	78	(50,467)	—	(50,467)
Provision for income taxes	(509)	—	(509)	509	—	(383)	—	(383)	383	—
Funds from operations	$58,614	$(1,742)	$56,872	$13,603	$70,475	$43,287	$(292)	$42,995	$24,536	$67,531
Funds from operations per share - basic (7)					$1.22					$1.18
Funds from operations per share - diluted (8)					$1.21					$1.16
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(702) and $(1,184), above / below market lease amortization of $5,470 and $9,829 and tenant inducement amortization of $107 and $21 for the nine months ended September 30, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $116 and $106 for the nine months ended September 30, 2015 and 2014, respectively.
(4) General and administrative costs include $2,220 and $2,737 of non-cash stock compensation expense for the nine months ended September 30, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $14 and $56 for the nine months ended September 30, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock of 57,756,035 and 57,062,578 for the nine months ended September 30, 2015 and 2014, respectively.
(8) Assumes 58,121,349 and 58,053,494 diluted shares of common stock for the nine months ended September 30, 2015 and 2014, respectively.

Q3 2015 Supplemental Package	8

Financial Schedules

Core NOI Summary

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)

Consolidated net operating income	$47,280	$45,620	$138,740	$127,843
Add / (less) :
Non-controlling interests	(905)	(370)	(2,825)	(370)
Core NOI adjustments	1,019	2,386	4,991	8,772
Rouse core net operating income	47,394	47,636	140,906	136,245
Add / (less):
Non same property assets (1)	(10,530)	(10,406)	(30,672)	(27,592)
Lease termination income and other	(187)	(901)	(726)	(1,356)
Same property core net operating income(2)	$36,677	$36,329	$109,508	$107,297
Same property change %	1.0%		2.1%

(1) Represents Bel Air Mall, The Mall at Barnes Crossing, Mt. Shasta and Fig Garden, which were acquired in May 2014, August 2014, January 2015 and June 2015, respectively, and the disposition of The Shoppes at Knollwood Mall, Steeplegate Mall, and Collin Creek Mall, in January 2015, March 2015 and April 2015, respectively. Same Property portfolio also excludes Gateway Mall, NewPark Mall and Spring Hill Mall, which are undergoing redevelopment with significant disruption. Vista Ridge Mall is a special consideration asset, which is also excluded from our Same Property portfolio. An asset is designated as a special consideration asset when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.
(2) Same Property Core net operating income,includes legacy litigation expenses for the three months ended September 30,2015 and 2014 of $0.01 million and $0.07 million, respectively. Same Property Core net operating income,includes legacy litigation expenses for the nine months ended September 30,2015 and 2014 of $0.05 million and $0.8 million, respectively.

Q3 2015 Supplemental Package	9

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Nine Months Ended
(In thousands, except per share)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2015 (Unaudited)	September 30, 2014 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI:	$46,375	$45,250	$135,915	$127,473
Non-controlling interest	905	370	2,825	370
General and administrative	(6,327)	(6,132)	(19,685)	(18,613)
Other	(1,254)	(1,371)	(5,205)	(2,631)
Depreciation and amortization	(22,856)	(27,130)	(72,719)	(71,593)
Provision for impairment	—	(10,665)	(2,900)	(10,665)
Operating income	$16,843	$322	$38,231	$24,341

Reconciliation of FFO to GAAP Net income (loss) attributable to Rouse Properties Inc.
FFO:	$20,971	$11,131	$56,872	$42,995
Non-controlling interest - Depreciation and amortization	650	98	1,842	98
Depreciation and amortization	(22,856)	(27,130)	(72,719)	(71,593)
Provision for impairment	—	(10,665)	(2,900)	(10,665)
Gain (loss) on extinguishment of debt	(67)	—	26,827	—
Gain on sale of real estate assets	—	—	32,496	—
Net income (loss) attributable to Rouse Properties Inc.	$(1,302)	$(26,566)	$42,418	$(39,165)

Weighted average number of shares outstanding - Basic	57,930,453	57,519,412	57,756,035	57,062,578

Weighted average number of shares outstanding - Diluted	57,930,453	57,519,412	58,121,349	57,062,578

Net income (loss) per share attributable to Rouse Properties Inc. - Basic	$(0.02)	$(0.46)	$0.73	$(0.69)

Net income (loss) per share attributable to Rouse Properties Inc. - Diluted	$(0.02)	$(0.46)	$0.73	$(0.69)

Q3 2015 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Ownership %	Initial Maturity		Extended Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
		Month	Year	Month	Year	Rate			2015	2016	2017	2018	2019	After	Mortgage Details
Bel Air Mall	100%	Dec	2015	Dec	2015	5.30%	$109,618	$109,045	$573	$—	$—	$—	$—	$—	Non-recourse/fixed
Greenville Mall	100%	Dec	2015	Dec	2015	5.29	39,995	39,857	138	—	—	—	—	—	Non-recourse/fixed
Vista Ridge Mall (1)	100%	Apr	2016	Apr	2016	6.87	66,361	64,660	750	951	—	—	—	—	Non-recourse/fixed
The Centre at Salisbury (2)	100%	May	2016	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse/fixed
The Mall at Turtle Creek	100%	Jun	2016	Jun	2016	6.54	76,883	76,079	268	536	—	—	—	—	Non-recourse/fixed
NewPark Mall(3)	100%	Sep	2018	Sep	2019	2.44	114,250	114,250	—	—	—	—	—	—	Non-recourse/floating
West Valley Mall	100%	Sep	2018	Sep	2023	3.24	59,000	56,790	—	188	1,147	875	—	—	Non-recourse/fixed
Pierre Bossier	100%	May	2022	May	2022	4.94	46,071	39,891	201	818	866	911	957	2,427	Non-recourse/fixed
Pierre Bossier Anchor	100%	May	2022	May	2022	4.85	3,573	2,894	22	90	95	100	105	267	Non-recourse/fixed
Southland Center (MI)	100%	Jul	2022	Jul	2022	5.09	75,123	65,085	316	1,284	1,363	1,435	1,511	4,129	Non-recourse/fixed
Chesterfield Towne Center	100%	Oct	2022	Oct	2022	4.75	106,820	92,380	441	1,789	1,892	1,985	2,082	6,251	Non-recourse/fixed
Animas Valley	100%	Nov	2022	Nov	2022	4.41	49,386	41,844	229	931	980	1,025	1,072	3,305	Non-recourse/fixed
Lakeland Mall	100%	Mar	2023	Mar	2023	4.17	67,131	55,951	317	1,285	1,348	1,406	1,467	5,357	Non-recourse/fixed
Valley Hills Mall	100%	July	2023	July	2023	4.47	65,651	54,921	289	1,174	1,237	1,294	1,354	5,382	Non-recourse/fixed
Chula Vista Center	100%	July	2024	July	2024	4.18	70,000	60,814	—	—	467	1,175	1,225	6,319	Non-recourse/fixed
The Mall at Barnes Crossing	51%	Sep	2024	Sep	2024	4.29	67,000	58,361	—	—	268	1,093	1,142	6,136	Non-recourse/fixed
Bayshore Mall	100%	Oct	2024	Oct	2024	3.96	46,500	40,185	—	—	130	804	837	4,544	Non-recourse/fixed
Mt. Shasta Mall	100%	Mar	2025	Mar	2025	4.19	31,850	27,747	—	—	—	386	540	3,177	Non-recourse/fixed
Fig Garden Village	100%	Jun	2025	Jun	2025	4.14	74,200	67,494	—	—	—	—	—	6,706	Non-recourse/fixed

Total property level debt						4.69%	$1,284,412	$1,183,248	$3,544	$9,046	$9,793	$12,489	$12,292	$54,000

2013 Term Loan (1)(4)(5)		Nov	2018	Nov	2018	2.29	285,000	285,000	—	—	—	—	—	—	Recourse/floating
2013 Revolver (1)(4)(5)(6)		Nov	2017	Nov	2018	2.30	68,000	68,000	—	—	—	—	—	—	Recourse/floating

Total corporate level debt							353,000	353,000	—	—	—	—	—	—
Total Debt Outstanding (7)(8)						4.17%	$1,637,412	$1,536,248	$3,544	$9,046	$9,793	$12,489	$12,292	$54,000

Market rate adjustment							18
Total Debt Outstanding							$1,637,430
Less: Non controlling interest share of debt
The Mall at Barnes Crossing	49%	Sep	2024			4.29	(32,830)
Company's Share of Consolidated Debt						4.17%	$1,604,600
(1) Prepayable without a penalty.
(2) In conjunction with the acquisition of The Centre at Salisbury the Company guaranteed a maximum amount of $3.5 million until certain financial covenants are met.
(3) LIBOR (90 day) plus 210 basis points. The Company entered into a forward staring swap which will fix the interest rate at 3.26% beginning January 2016, through September 2018.
(4) LIBOR (30 day) plus 210 basis points.
(5) During the nine months ended September 30, 2015, the Company exercised an "accordion" feature and increased the aggregate commitments under the 2013 Senior facility from $545.0 million to $595.0 million, increased availability of borrowings on a revolving basis from $285.0 million to $310.0 million and increased the 2013 Term Loan from $260.0 million to $285.0 million.
(6) As of September30, 2015, the Company had drawn $68.0 million on the Revolver.

Q3 2015 Supplemental Package	11

Financial Schedules

Mortgages, Notes, and Loans Payable

(7) The following properties were included in our 2013 Senior Facility collateral pool as of September 30, 2015:

Birchwood Mall	Grand Traverse Mall	Mall St. Vincent	Silver Lake Mall	Three Rivers Mall
Cache Valley Mall	Lansing Mall	North Plains Mall	Spring Hill Mall	Westwood Mall
Colony Square Mall	The Mall at Sierra Vista	Sikes Senter	Southland Mall	White Mountain Mall
Gateway Mall
(8) Approximately 71% or $1.17 billion of the Rouse debt had a fixed interest rate and 29% or $467.3 million of the Rouse debt had a variable interest rate.

(In thousands)	2015	2016	2017	2018	2019	After	Total
Balloon payment	$148,902	$255,739	$68,000	$456,040	$—	$607,567	$1,536,248
Amortization	3,544	9,046	9,793	12,489	12,292	54,000	101,164
Debt maturity and amortization	$152,446	$264,785	$77,793	$468,529	$12,292	$661,567	$1,637,412
Weighted average interest rate of expiring debt	5.30%	6.29%	2.30%	2.45%	—%	4.45%	4.17%
.

(In thousands)	Rouse Property-Level Debt (1)	Term Loan	Revolver	Total
Beginning balance as of January 1, 2015	$1,313,730	$260,000	$10,000	$1,583,730
Washington Park Payoff	(10,474)	—	—	(10,474)
Mt. Shasta Mall Loan	31,850	—	—	31,850
Fig Garden Village Loan	74,200	—	—	74,200
Steeplegate Disposition	(45,862)	—	—	(45,862)
Collin Creek Disposition	(57,572)	—	—	(57,572)
Grand Traverse Payoff	(58,982)	—	—	(58,982)
NewPark Mall Payoff	(64,665)	—	—	(64,665)
New Park Mall Refinance	114,250	—	—	114,250
2015 Mortgage loan amortization	(12,063)	—	—	(12,063)
Accordion exercise	—	25,000	—	25,000
Drawdowns on 2013 Revolver	—	—	195,500	195,500
Paydowns on 2013 Revolver	—	—	(137,500)	(137,500)
Ending balance as of September 30, 2015	$1,284,412	$285,000	$68,000	$1,637,412

Weighted Average Balance	$1,276,387	$268,516	$42,863	$1,587,766
(1) Loan activity for the nine months ended September 30, 2015 excludes the impact of the repayment of The Shoppes at Knollwood Mall debt as debt was classified as a Liability of Asset Held for Sale at December 31, 2014 in the Company's Consolidated Balance Sheet and therefore, excluded from the Mortgage, Notes and Loans Payable total.

Q3 2015 Supplemental Package	12

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	September 30, 2015 (Unaudited)	December 31, 2014

Above-market tenant leases, net	$41,849	$50,996
Prepaid expenses	6,370	4,755
Below-market ground leases, net	3,029	3,145
Deposits	528	1,447
Other	369	2,347
Total prepaid expenses and other assets, net	$52,145	$62,690

Accounts Payable and Accrued Expenses, Net

(In thousands)	September 30, 2015 (Unaudited)	December 31, 2014

Below market tenant leases, net	$38,831	$43,292
Construction payable	23,201	16,272
Accounts payable and accrued expenses	11,672	9,901
Accrued real estate taxes	11,374	9,028
Accrued dividend	10,512	9,885
Accrued interest	6,586	4,380
Accrued payroll and other employee liabilities	6,447	9,352
Deferred income	4,989	5,471
Asset retirement obligation liability	4,532	4,545
Tenants and other deposits	1,649	1,336
Other	3,862	514
Total accounts payable and accrued expenses, net	$123,655	$113,976

Q3 2015 Supplemental Package	13

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Net Estimated Project Cost	Cost to Date	Estimated Stabilized Yield (1)	Construction Start Date	Substantial Completion Date
Newpark Mall Newark, CA	140,000 SF of new entertainment space, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$55,900(2)	$41,999	9.5 - 10.5%	Q3 2014	Q4 2015 - Q1 2016
Gateway Mall Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$45,200	$29,620	8 - 9%	Q3 2014	Q4 2015
Southland Center Taylor, MI	Demolish vacant anchor and construct new 50,000 SF Cinemark Theater and restaurant collection.	62,000	$15,300	$2,753	9 - 10%	Q2 2015	Q1 2016
Southland Mall Hayward, CA	Redevelop former Kohl's anchor for new Dick's Sporting Goods, convert inline space to new Cinemark Theater, junior boxes and full service and fast casual restaurants.	243,000	$44,400	$5,341	9 - 10%	Q3 2015	Q4 2016
Spring Hill Mall West Dundee, IL	Replace former jcpenney anchor and inline space with new 37,000 SF Cinemark Theater, street scape, multi-tenant buildings and restaurant collection.	93,000	$19,716(3)	$3,945	8 - 9%	Q3 2015	Q4 2016
(1) Estimated stabilized yield based on total net estimated project cost.
(2) After deducting the benefit of the net present value of municipal incentive currently estimated at $9.6 million.
(3) After deducting the benefit of the net present value of municipal incentive currently estimated at $5.9 million.

Total Portfolio Capital Expenditures:

Three Months Ended
(In thousands)	September 30, 2015
Ordinary capital expenditures (1)	$635
Cosmetic capital expenditures	2,214
Tenant improvements and allowances (2)	6,601
Total	$9,450

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q3 2015 Supplemental Package	14

Portfolio Operating Metrics

Key Operating Performance Indicators
As of September 30, 2015

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	35	11,288	5,989	6,773	24,083

Operating Metrics (1)

	Tenant Sales (2)	Occupancy Cost (3)
Total Operating Portfolio	$345	11.1%

	Operating Property Portfolio
	In-Place Rent < 10k SF (4)
	September 30, 2015	September 30, 2014
Freestanding	$20.62	$19.58
Mall	41.11	39.49
Total Operating Property portfolio	$38.55	$37.18

(1) See Property Schedule on page 16 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of September 30, 2015 and 2014. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q3 2015 Supplemental Package	15

Portfolio Operating Metrics

Summary of Properties (1)
As of September 30, 2015

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Office GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	277,983	—	188,817	—	466,800	92.6%	89.1%
Barnes Crossing, The Mall at	Tupelo, MS	Belk Home, jcpenney, Sears, Belk	383,769	—	250,965	100,954	735,688	97.1	92.6
Bayshore Mall	Eureka, CA	Sears, Wal Mart, Kohl's	350,676	—	161,209	59,235	571,120	90.0	81.1
Bel Air Mall	Mobile, AL	Belk, jcpenney, Dillard's, Target	419,375	—	558,023	333,990	1,311,388	97.0	92.0
Birchwood Mall	Port Huron, MI	Target, Carson's, Macy's, Sears, jcpenney	302,880	—	161,216	264,918	729,014	90.5	90.5
Cache Valley Mall	Logan, UT	Herberger's, jcpenney	273,817	—	109,476	—	383,293	94.8	86.2
Chesterfield Towne Center	Richmond, VA	Garden Ridge, jcpenney, Macy's, Sears	484,931	—	543,572	—	1,028,503	92.3	85.4
Chula Vista Center	Chula Vista, CA	Macy's, Burlington Coat, jcpenney, Sears, AMC	320,138	—	163,232	377,600	860,970	95.2	94.2
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's Sports, Cinemark	352,291	—	78,440	58,997	489,728	79.6	76.7
Fig Garden Village	Fresno, CA	Whole Foods, CVS	267,740	33,181	—	—	300,921	93.8	93.8
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	307,884	—	—	283,349	591,233	88.7	87.1
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Dunham's Sports, Belk	228,565	—	178,510	46,051	453,126	93.6	92.7
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat, Cinemark, Sports Authority	351,171	—	276,358	257,353	884,882	97.0	89.0
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's, Regal Cinema	477,986	—	210,900	103,000	791,886	93.3	89.5
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	193,967	—	—	348,000	541,967	85.9	82.1
Mt. Shasta	Redding, CA	jcpenney, Macy's, Sears	188,558	—	130,444	202,594	521,596	96.7	87.5
North Plains Mall	Clovis, NM	Dillard's, jcpenney, Sears, Beall's	132,527	—	170,496	—	303,023	92.8	91.9
Pierre Bossier Mall	Bossier City, LA	Virginia College, jcpenney, Sears, Dillard's	265,365	—	59,156	288,328	612,849	84.2	84.3
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's, Dick's, Regal Cinema	366,279	—	357,416	140,000	863,695	95.9	95.0
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears, Cinemark	170,185	—	—	196,492	366,677	95.1	95.1
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, At Home, Dillard's Men's and Home	293,031	—	374,690	—	667,721	88.5	85.6
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	155,650	—	172,253	—	327,903	88.0	86.3
Southland Center	Taylor, MI	jcpenney, Macy's, Cinemark	370,605	—	215,787	292,377	878,769	97.5	88.9
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	573,437	—	445,896	292,000	1,311,333	90.3	87.2
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Sportsman's Warehouse	307,563	—	98,566	—	406,129	82.6	81.9
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	367,095	—	—	364,199	731,294	94.6	89.6
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	315,577	—	—	611,516	927,093	92.2	83.1
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,864	—	122,894	71,402	356,160	94.3	94.3
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target, Cinemark	534,463	—	236,454	111,836	882,753	96.6	96.2
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	143,943	—	70,500	301,188	515,631	90.9	89.5
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	243,040	—	94,482	—	337,522	93.3	93.3
Total Operating Portfolio			9,582,355	33,181	5,429,752	5,105,379	20,150,667	92.3%	88.7%
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart, Cinema 6	428,718	—	218,055	113,613	760,386	98.3	99.1
Newpark Mall	Newark, CA	Macys, jcpenney, Sears, Burlington Coat, AMC	468,618	—	207,372	335,870	1,011,860	86.0	63.9
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's, Regal Cinema	417,270	—	134,148	547,432	1,098,850	83.5	72.0
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	390,578	—	—	670,210	1,060,788	82.0	82.0
Redevelopment and special consideration assets			1,705,184	—	559,575	1,667,125	3,931,884	87.6%	78.1%
Total Rouse Portfolio			11,287,539	33,181	5,989,327	6,772,504	24,082,551	91.6%	87.3%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 51% interest.

Q3 2015 Supplemental Package	16

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of September 30, 2015

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	476	1,125,285	$13.06
Permanent Leasing
2014 and Prior	10	28,442	49.42	0.5%
2015	70	136,817	45.68	2.3%
2016	382	1,155,299	33.19	13.9%
2017	367	1,245,018	32.79	14.8%
2018	238	1,020,216	35.14	13.0%
2019	142	698,396	32.20	8.1%
2020	135	594,016	28.25	6.1%
2021	103	728,443	23.95	6.3%
2022	90	442,519	32.20	5.1%
2023	84	410,141	32.32	4.8%
2024	94	683,086	22.92	5.7%
2025	120	954,893	26.80	9.2%
2026 and thereafter	74	1,115,619	25.66	10.2%
Total Permanent Leasing	1,909	9,212,905	$30.09	100%
Total Leasing	2,385	10,338,190

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q3 2015 Supplemental Package	17

Portfolio Operating Metrics

Top Ten Tenants
As of September 30, 2015

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.5%	263	64	64
Foot Locker, Inc.	Champs Sports, Footaction USA, Footlocker, Kids Foot Locker, Lady Footlocker	3.5	230	56	56
Signet Jewelers, Ltd.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers, Zales, Gordon's, Piercing Pagoda	3.5	86	67	67
jcpenney Company, Inc.	jcpenney	2.6	2,644	28	18(2)
Sears Holdings Corporation	Sears	2.2	3,157	24	13
Cinemark USA, Inc.	Cinemark Movies	2.1	356	8	8
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	104	18	18
Genesco Inc.	Hat Shack, Hat World, Journey's, Lids, Lids Locker Room, Underground Station	1.8	77	54	54
Macy's Inc.	Macy's	1.7	2,093	16	5
Ascena Retail Group, Inc.	Ann Taylor Loft, Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.7	211	42	42
Totals		25.5%	9,221	377	345

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q3 2015 Supplemental Package	18

Portfolio Operating Metrics

Leasing Activity
As of September 30, 2015

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	35	127,396	8.4	$35.31	$48.31	$38.88	$52.86
Over 10,000 sq. ft.	8	146,237	9.6	12.05	—	12.98	—
Total New Leases	43	273,633	9.1	22.63	48.31	24.77	52.86

Renewal Leases
Under 10,000 sq. ft.	44	142,848	3.5	$29.14	$36.93	$29.94	$38.61
Over 10,000 sq. ft.	3	65,343	4.2	9.27	—	9.33	—
Total Renewal Leases	47	208,191	3.7	22.16	36.93	22.70	38.61

Sub-Total	90	481,824	6.8	22.44	39.11	23.92	41.34

Percent in Lieu	13	50,068	n.a.	n.a.	n.a	n.a.	n.a

Total Q3 2015	103	531,892	6.8	$22.44	$39.11	$23.92	$41.34
Total Q2 2015	100	605,817
Total Q1 2015	115	456,779
Total 2015	318	1,594,488

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended September 30, 2015	59	238,597	5.0	$26.13	$27.55	$23.08	$3.05	13.2%	$4.47	19.4%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q3 2015 Supplemental Package	19

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations excluding anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q3 2015 Supplemental Package	20